Amylin Pharmaceuticals, Inc.

Amylin Secures Control of Global Rights to Exenatide

November 8, 2011

Safe Harbor Statement

This presentation contains forward-looking statements about Amylin, which involve risks and uncertainties. Our actual results could differ materially from those discussed herein due to a number of risks and uncertainties, including risks that BYETTA, SYMLIN, or BYDUREON and the revenues or royalties generated from these products, may be affected by competition, unexpected new data, safety and technical issues, or manufacturing and supply issues; risks that our financial results may fluctuate significantly from period to period and may not meet market expectations; risks that any financial guidance we provide may not be accurate; risks that our clinical or regulatory trials will not be initiated or completed when planned, may not replicate previous results, may not be predictive of real world use or may not achieve desired end-points; risks that the data analyses mentioned in this presentation or our preclinical studies may not be predictive; risks that our NDAs for product candidates, such as the BYDUREON NDA, or sNDAs for label expansion requests may not be submitted timely or receive regulatory approval; risks that BYDUREON, if approved in the United States, will not be launched in a timely manner; risks that the information we provided in our response to the FDA's complete response letter may not satisfy the FDA; risks that the FDA may request additional information prior to approving BYDUREON; risks that we will not be successful in our efforts to advance new forms and delivery options for exenatide; risks that GLP-1 class growth will not meet our expectations; risks that we will not submit the remaining components of the BLA mentioned in this presentation in a timely manner; risks that our efforts to drive operational efficiencies and preserve cash will not produce the results we expect; and other risks inherent in the drug development and commercialization process. Commercial and government reimbursement and pricing decisions and the pace of market acceptance may also affect the potential for BYETTA, BYDUREON or SYMLIN. Amylin's results may also be affected by risks inherent in the termination of its collaboration with Lilly and its assumption of full responsibilities for the worldwide development and commercialization of exenatide, including the risks that the transition of Lilly's collaboration responsibilities to Amylin will not proceed according to plan, risks that Amylin may not have the financial resources to meet the obligations mentioned in this presentation, and risks that Amylin's future efforts to further develop and commercialize the exenatide franchise, including any efforts to re-partner the development and commercialization of exenatide outside the United States, may not produce the results Amylin expects. These and additional risks and uncertainties are described more fully in the Company's recently filed Form 10-Q. Amylin disclaims any obligation to update these forward-looking statements.

The information contained in this presentation is dated as of November 8, 2011. Amylin disclaims any obligation to update this information.

AMYLIN

Amylin Secures Global Rights to Exenatide

- Agreement Summary
- Strategic Rationale
- Operational Strategy
- Financial Terms

Amylin Secures Global Rights to Exenatide

- **Agreement Summary**
- Strategic Rationale
- Operational Strategy
- Financial Terms

Amylin Secures Global Rights to Exenatide

Summary

- Amylin secures global exenatide rights for $1.45bn gross
- U.S. operations will transfer November 30th, 2011
- Outside U.S. operations will transfer by December 2013 - Amylin will select another partner
- Dismissal of current litigation and release of all claims
- Standstill agreement remains in place until outside U.S. operations are transferred

Consideration Value

Terms	Consideration
Upfront Payment	$250mm
Revenue Sharing Obligation (RSO)	$1,200mm(1)
Total Consideration	$1.45bn

Additional Consideration Terms

Terms	Description
RSO Payments to Eli Lilly	15% of WW exenatide net revenue until principal & interest fully paid
RSO Accretion Rate	9.5% per annum (added to note balance quarterly)
RSO Guarantee	15% of 80% of mutually agreed product forecast for 2012 and 2013
OUS Loss Protection	Up to $60mm through 2013
Eli Lilly Loan	Maturity of $165mm loan will be extended by 2 years to 06/30/16
Milestone Payment	$150mm upon FDA approval of exenatide monthly suspension

(1) Face amount

Key Features of the Agreement

- Amylin gains full operational control of exenatide franchise
- Staged consideration of $1.45bn
  - $250mm cash upfront, payable from existing cash balances
  - $1.2bn face amount of RSO, paid ratably with sales or faster (no prepayment penalty)
- Accretive to Amylin's cash flow by the end of 2013
- Secures full rights to monthly and weekly suspension products
  - Extensions to exenatide franchise with blockbuster potential
  - $150mm milestone payable upon FDA approval of monthly exenatide suspension
- Increases Amylin's share of multi billion dollar diabetes opportunity
- Dismissal of current litigation and release of all claims

Amylin Secures Global Rights to Exenatide

Agreement Summary

Strategic Rationale

Operational Strategy

Financial Terms

AMYLIN

Compelling Strategic Rationale to Gain Global Control of a Diabetes Franchise with Proven Medical and Economic Value

- Global Rights to Assets with Blockbuster Potential
- Operational and Strategic Control Ensure Successful Execution
- Prioritizes Exenatide Franchise Across Entire Field Force
- Efficient Resource Deployment Facilitates Long-Term Profitability


AMYLIN

Pioneering Innovative Therapies to Target Unmet Needs Across the Spectrum of Diabetes

	Molecule	Metabolic Disease	Sales-Force Focus
1st Weekly Diabetes Therapy (1)	BYDUREON™ (Exenatide)	Type 2 diabetes	Primary Care
1st in Class	BYETTA® (Exenatide)		
1st in Class	SYMLIN® (Pramlintide)	Type 1 & Type 2 diabetes	Specialty
1st in Class (if approved)	Metreleptin	Rare forms of lipodystrophy	Orphan

Therapeutic focus leveraging first-in-class products, a metabolic-disease infrastructure and a targeted specialty sales approach

(1) Approved in EU

BYETTA® (exenatide) injection
SYMLIN® (pramlintide acetate) injection
BYDUREON™ (exenatide for extended-release injectable suspension) is the proposed trade name for exenatide once weekly

The Exenatide Franchise Targets an Expanding Commercial Opportunity and Enables Amylin to Shape the GLP-1 Market

GLP-1 market continues to expand



($ in millions)
GLP-1 Class :
• Approaching $2B in worldwide sales
• ~5% of branded U.S. type 2 diabetes medications
5%
4%
3%
2%
1%
0%
$1,750
$1,400
$1,050
$700
$350
$0
04A
05A
06A
07A
08A
09A
10A
11E
GLP-1 WW Sales
GLP-1 % of total diabetes WW sales

Source: EvaluatePharma

(1) Approved in EU

BYETTA – daily dosing

- Broadest label of all GLP-1 agonists
- Post-prandial-glucose-management therapy
- Well characterized safety and efficacy heritage

BYDUREON – weekly dosing

- Only approved once-weekly GLP-1 agonist(1)
- Convenient dosing and better tolerability
- Favorable cardiovascular profile

Suspension – weekly/monthly dosing

- Similar efficacy and tolerability profile to BYDUREON
- No reconstitution, enabling dosing via pen device
- Phase 3 studies planned for 2012

AMYLIN

BYETTA + Insulin Glargine Indication Broadens Label for BYETTA and Creates a Well-Defined Position in the Market

Rapid Acting Insulins are one of the largest and fastest growing insulin segments



35%
46%
13%
6%

Total Annual TRx ~45mm

	Insulin Type	4-yr CAGR
	Basal	11.5%
	Rapid Acting	7.0%
	Pre-Mix	(6.2%)
	Intermediate	(10.8%)
	Total	1.5%

Source: IMS

BYETTA + insulin glargine expands GLP-1 opportunity

- **BYETTA is an ideal partner to insulin glargine**
  - Fixed-dose regimen with powerful, postprandial-glucose-lowering effect
  - Additional A1c reduction when added to aggressively titrated insulin glargine (1.7% vs. 1.0%)
  - No increase in hypoglycemia and potential weight loss
- **GLP-1 class has the potential to evolve**
  - Short-acting mealtime and longer-acting-basal agents
  - Could mirror the evolution of the insulin market
- **Market Evolution expands potential for GLP-1 class**
  - ~ 20% of BYETTA use currently with basal insulin
  - Concentrated prescriber base fosters efficient targeting

AMYLIN

Strategically Managing Product Lifecycles

Molecule	Product	Frequency	Reconstitute	Device
Exenatide	BYETTA	2X Daily	No	Single-chamber pen
	BYDUREON	Weekly	Yes	CDK[1]
	BYDUREON pen			Dual-chamber pen
	Weekly Suspension		No	Single-chamber pen
	Monthly Suspension	Monthly		

2011
2012
2013
Beyond



BYDUREON[2]
U.S. Diabetes Market
BYETTA
SYMLIN (T2)
SYMLIN (T1)
Undiagnosed
Diet & Exercise
Single -------> Multiple Oral Agents
Basal Insulin
Intensive Insulin Therapy
Intensive Insulin Therapy
6 million
3 million
10 million
6 million
TYPE 2 DIABETES
TYPE 1 DIABETES

(1) Custom dosing kit
(2) Approved in EU

Amylin Secures Global Rights to Exenatide

Agreement Summary

Strategic Rationale

Operational Strategy

Financial Terms

Operational Control of Exenatide Increases Efficiency and Flexibility Allowing Amylin to Clearly Define the Path Forward

Exenatide U.S. Operational Strategy

- On November 30, 2011, the Exenatide Commercial Unit will take control of the U.S. BYETTA franchise
  - ExenatideOne dissolves and U.S. BYETTA commercial activities return to Amylin
  - Amylin deploys a sales force optimized to sell exenatide
  - Leads to more efficient decision making
- Amylin leads U.S. BYDUREON regulatory process and pre-launch commercial activities
- BYETTA and BYDUREON manufacturing responsibility remains with Amylin
  - No operational impact for BYETTA distribution or BYDUREON commercial-product manufacturing

AMYLIN

Creation of Focused Commercial Units Maximizes the Value of Marketed Brands

Amylin U.S. Operational Strategy – Post BYDUREON Approval

- The Exenatide Commercial Unit will focus on the commercialization of BYETTA, and if approved, BYDUREON and exenatide suspension products
- The Endocrine Commercial Unit will drive marketing and commercialization efforts to support SYMLIN, and if approved, metreleptin

650 DSS(1)
(equivalent to >1000 FTEs)

BYDUREON 1st Position
BYETTA 2nd Position

Exenatide Commercial Unit:

- Exenatide marketing
- Exenatide field sales, with a dedicated force of 650 representatives promoting BYETTA and, if approved, BYDUREON
- Commercial operations and training

65 DSS(1)

SYMLIN 1st Position
BYETTA 2nd Position

Endocrine Commercial Unit:

- SYMLIN marketing
- Metreleptin marketing, if approved
- Focused on SYMLIN in the 1st position and BYETTA in the 2nd position

(1) DSS – Diabetes Sales Specialists

Maximizing the Value of the U.S. BYDUREON Launch and the Exenatide Franchise with a Focused Sales Force

325 Amylin reps
BYDUREON 1st Position
BYETTA 2nd Position

Lilly Sales Force
BYDUREON Position = Variable
BYETTA Support = No proactive details

BYDUREON Launch: Projected Sales-Force Alignment with LLY Partnership

- Variable detail position for BYDUREON in Lilly sleeves
- No proactive support for BYETTA from Lilly sleeves
- Additional diabetes products promoted in all Lilly sleeves
- Launch configuration of sales force would be temporary, with exenatide-focused Lilly resources being re-aligned after a set timeframe

Pre Agreement

Post Agreement

650 reps

(equivalent to >1000 FTEs)

BYDUREON 1st Position
BYETTA 2nd Position

BYDUREON Launch: Sales-Force Alignment with AMLN Only

- Full 1st-detail support for BYDUREON
- Full 2nd-detail support for BYETTA, a ~94% gross margin product
- Configuration of sales force continues past launch period
- ~60% of branded diabetes Rxs covered
- >80% of total BYETTA Rxs covered
- PDEs[1] greater than planned Amylin/Lilly deployment

A Single Sales Force Focused on Exenatide with More 1st and 2nd Position Details, with Direct Accountability

(1) Primary detail equivalents

Amylin Will Seek A New Partner for OUS Commercialization, while Key Operational Activities Remain on Track

Exenatide OUS Commercial Strategy

- Lilly continues to commercialize BYETTA and BYDUREON in outside U.S. markets until transitioned to Amylin but not later than December 31, 2013
  - Amylin is responsible for up to $60mm of Lilly's outside U.S. losses during the transition period
- Amylin to re-partner OUS exenatide rights
- Lilly has economic incentives to maximize sales through the transition date

Exenatide Manufacturing

- Exenatide product manufacturing continues to be led by Amylin
  - Ownership of Ohio manufacturing facility remains with Amylin
  - All manufacturing-related obligations mutually waived

Exenatide Development and Lifecycle Planning

- Amylin has sole control of over design and execution of all future clinical studies
- Amylin continues development and commercialization of exenatide pen devices and other lifecycle initiatives
  - Exenatide suspension program (weekly and monthly) on plan to initiate phase 3 development in 2012
- Ongoing EXSCEL cardiovascular-outcomes study will be funded by Amylin

AMYLIN

Multiple Value Drivers Through 2013

	2011		2012				2013			
	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
BYDUREON	EU Launch		U.S. PDUFA/ potential launch			Projected pen launch				
BYETTA		Insulin glargine indication								
Exenatide Suspension		End of phase 2 meeting w/ FDA		QM /QW phase 3 initiation, subject to feedback from FDA						
Metreleptin			Complete BLA			Potential U.S. approval and launch				
Exenatide Rights Agreement		Global rights secured	OUS partnership negotiations, potential remaining length of Amylin/Lilly exenatide OUS partnership							

AMYLIN

Amylin Secures Global Rights to Exenatide

Agreement Summary

Strategic Rationale

Operational Strategy

Financial Terms

Summary of Terms

Consideration Value

Terms	Consideration
Upfront Payment	$250mm
Revenue Sharing Obligation	$1,200mm(1)
Total Consideration	$1.45bn

Additional Consideration Terms

Terms	Description
RSO Payments to Eli Lilly	15% of WW exenatide net revenue until total obligation is fully paid
RSO Accretion Rate	9.5% per annum (added to note balance quarterly)
RSO Guarantee	15% of 80% of mutually agreed product forecast for 2012 and 2013
OUS Loss Protection	Up to $60mm through 2013
Eli Lilly Loan	Maturity of $165mm loan will be extended by 2 years to 06/30/16
Milestone Payment	$150mm upon FDA approval of exenatide monthly suspension

Agreement Will Be Accretive to Cash Flow by the End of 2013(2)

(1) Face amount
(2) OUS partnership could further accelerate time to accretion

AMYLIN

Exenatide Global Rights Agreement is Structured to Retain Financial Flexibility

Near-term cash balance is reduced…

- The $250mm upfront payment reduces our 3Q2011 cash balance to $210mm on a pro forma basis
- RSO facility designed with a favorable payback mechanism that ties cash outlay in any period to product revenues
- First 2012 RSO cash payment deferred to November 2012
- Opportunities to bolster cash balance include an OUS partnership, monetization of assets, and capital markets

…but expense management and retention of exenatide economics enhance the operating leverage we've created to deliver long-term value

- Agreement will be accretive to cash flow by the end of 2013 and for full year 2014[1]
- Optimal sales-force deployment delivers immediate efficiencies
- Continued focus on expense rationalization drives improved operating results
- Control of global rights puts Amylin in a stronger position to maximize shareholder value

(1) OUS partnership could further accelerate time to accretion

AMYLIN

Consideration Structure Maximizes Financial Flexibility

Consideration Value

($ in millions)


Upfront
Payment
$250
RSO
$1,200

Total Consideration[1]
$1,450

RSO Summary

- Creates risk symmetry between revenue ramp and repayment obligations
  - Higher revenues result in a more rapid pay down
- Interest, accrued at a rate of 9.5% per annum, is added to note balance quarterly
- Revenue sharing obligations will cease to exist after the principal balance is paid in full
- If BYDUREON is not approved in the U.S. by June 30, 2014, the revenue sharing obligation ceases to exist and Lilly thereafter receives an 8% royalty on exenatide net sales globally
- Amylin retains 100% of the upside

(1) Total consideration increase to $1.6bn, contingent on approval of monthly exenatide suspension and related $150mm milestone

Securing Global Rights to Exenatide Results in Significantly Improved Financial Leverage

Region	Structure	BYETTA /BYDUREON Before	BYETTA /BYDUREON After
U.S.	Collaborative Profit Share	50% of Gross Profit	100% of Gross Profit with 15% net sales revenue sharing obligation
	Expenses	50% of U.S. expenses 47% of Global expenses	100%
OUS[1]	Royalty	Tiered royalty starting in low single digits	100% of Gross Profit with 15% net sales revenue sharing obligation
	Expenses	0% SG&A 0% R&D	100%

Overall Economics Will Be Accretive to Amylin's Cash Flow by the End of 2013 and for the Full Year of 2014[2]

(1) Lilly will continue to commercialize exenatide products OUS. until transitioned to Amylin but not later than December 31, 2013. Amylin will provide OUS loss protection to Lilly not to exceed $60 million for 2012 and 2013. Amylin intends to re-partner exenatide OUS which will determine the ultimate economics retained by Amylin.

(2) OUS partnership could further accelerate time to accretion

AMYLIN

Agreement Results in Significantly Improved Gross Profit

Exenatide U.S. Product Contribution: Example for illustrative purposes only

$ in millions	Pre Agreement	Post Agreement
Product sales	1000	1000
Gross Profit (80% blended exenatide margin)	800	800
Profit Sharing (50% of exenatide gross profit)	(400)	-
RSO (15% of net exenatide sales)	-	(150)
Net Product Contribution	400	650

New Financial Arrangement Maximizes Revenue and Delivers Greater Contributions in Upside Scenarios

AMYLIN

Blended Exenatide Gross Margins Remain Strong Through the Planned BYDUREON Launch

Targeting blended gross margins for exenatide of 75-80%

- Gross margin variability expected over the next few years due to the following factors:
  - Ramp in BYDUREON margins as fixed manufacturing costs will be spread over lower levels of production in early stages of launch
  - Mix of exenatide sales between BYETTA and BYDUREON

Additional details regarding BYDUREON margin transition:

- BYDUREON manufacturing facility has annual fixed costs of at least $100 million
  - Approximately 50% of these costs are non-cash depreciation
  - Majority will be incurred regardless of production volumes


AMYLIN

Improved Gross-Profit Economics in 2012 Fund the Majority of Incremental Cash Operating Expenses

Revenue[1]

- Exenatide franchise drives GLP-1 class growth
- Agreement precipitates elimination of U.S. launch milestone

Gross Margins[1]

- Expect combined gross margins in 2012 to be approximately 80%[2]
- Cash margins to be 5% higher due to non-cash depreciation

Operating Expenses[1]

- Incremental cash expenses upon assumption of control of exenatide expected to be $150-$170mm[3,4]
- Improved gross-profit economics in 2012 fund the majority of incremental cash operating expenses

Further details for 2012 will be provided during 2011 year-end earnings call

(1) Assuming BYDUREON approval in early 2012
(2) Combined gross margins of BYDUREON, BYETTA and SYMLIN
(3) Finalization of GAAP accounting pending
(4) OUS agreement could fund a portion of exenatide expenses

AMYLIN

Amylin is Positioned to Deliver Greater Shareholder Value


Current Exenatide Economics
Interim Exenatide Economics[1]
Post-RSO[2] Exenatide Economics[1]
US Exenatide – 50% of Gross Profit
50% of US Exenatide Expenses
OUS Exenatide Tiered Royalties from Lilly
Exenatide Franchise Net Economics
US Exenatide – 100% of Gross Profit
100% of US Exenatide Expenses
15% Net Sales RSO to Lilly
Increased Efficiencies and Cost Savings
Exenatide Franchise Net Economics
US Exenatide – 100% of Gross Profit
100% of US Exenatide Expenses
Increased Efficiencies and Cost Savings
Exenatide Franchise Net Economics

Illustrative: exenatide-franchise cash flows before and after securing global rights

(1) Excludes potential economics from OUS partnership

(2) 15% revenue sharing payment terminates following completion of RSO

A Value-Creating Agreement that Enhances Existing Operating Leverage and Drives Bottom-Line Growth

- Significantly increased exposure to exenatide gross profits
  - 15% revenue sharing obligation vs 50% gross profit share
- Favorable payback mechanism as revenue sharing payments are dependent on level of exenatide sales
- Accretive on a cash flow basis by the end of 2013, possibly sooner depending on expected OUS deal for exenatide
- Revenue sharing payments cease after obligation is fully amortized leading to 100% of exenatide economics
- Control of 100% of global exenatide rights enables Amylin to be in a stronger position to deliver shareholder value

Amylin: Committed to Changing the Way Diabetes is Treated

- As a new era begins at Amylin, our commitment to delivering maximum value to patients, payers and physicians is unwavering
- Leveraging first-in-class molecules, a metabolic-disease infrastructure and a targeted sales approach enables Amylin to drive evolution of GLP-1 adoption and shape the future of diabetes treatment
- Our goal is to change the way diabetes is treated, and we have the tools, motivation and mindset to make this happen while delivering long-term shareholder value


AMYLIN